EXHIBIT 10.4


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated January 31, 2002 on the consolidated financial statements of rStar Corporation included in the Annual Report of Gilat Satellite Networks, Ltd. on Form 20-F for the year ended December 31, 2002. We hereby consent to the incorporation by reference of said report in the Registration Statements of Gilat Satellite Networks, Ltd. on Form S-8 (Nos. 333-08826, 333-10092, 333-12466, and 333-12988), Form F-3 (No. 333-12698), and Form F-4
(No. 333-71422)



/s/ Grant Thornton LLP


San Francisco, California
April 15, 2003